UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019

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CONNECTONE BANCORP, INC.
(Exact name of registrant as specified in its charter)
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New Jersey	001-11486	52-1273725
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

301 Sylvan Avenue, Englewood Cliffs, New Jersey 07632
(Address of Principal Executive Offices) (Zip Code)

(201) 816-8900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class	Trading symbol	registered
Common stock	CNOB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 15, 2019, ConnectOne Bancorp, Inc., a New Jersey corporation (the “Company”), and Bancorp of New Jersey, Inc., a New Jersey corporation (“BKJ”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which BKJ will merge with and into the Company (the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), which is expected to be on or about January 2, 2020, the Company shall cause the board of directors of the combined company (the “Board”) to be increased by one (1) and to appoint one (1) director of BKJ to fill the vacancy resulting from such increase.

On December 9, 2019, upon the recommendation of BKJ, and after reviewing his relevant experiences and background and discussing the same, the Company’s Board of Directors elected Mr. Mark Sokolich to serve on the Board, contingent upon and effective as of the Effective Time. Mr. Sokolich will serve until the Company’s 2020 Annual Meeting of Shareholders, subject to his prior death, resignation, disqualification or removal from office. Mr. Sokolich was also elected to the Board of Directors of ConnectOne Bank.

In connection with his service, Mr. Sokolich will receive compensation under the Company’s non-employee director compensation package. Director compensation was most recently described in the Company’s Definitive Proxy Statement for its 2019 Annual Meeting of Shareholders, filed with the U.S. Securities and Exchange Commission on April 22, 2019.

Other than the Merger Agreement, there are no arrangements or understandings between Mr. Sokolich and any other person pursuant to which Mr. Sokolich was selected as a director. Since the beginning of the last fiscal year there have been no related party transactions between the Company and Mr. Sokolich that would be reportable under Item 404(a) of Regulation S-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 9, 2019, the Company held a Special Meeting of Shareholders (the “Special Meeting”) for the purpose of considering and acting upon the following matters:

1. To approve the Merger Agreement and the transactions contemplated thereby (the “ConnectOne Merger Proposal”).

2. To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to constitute a quorum or to approve the ConnectOne Merger Proposal (the “ConnectOne Adjournment Proposal”).

As of October 18, 2019, the record date for the Special Meeting, there were 35,374,845 eligible votes with approximately 17,687,423 votes constituting a quorum at the meeting. 28,869,902 shares (or 81.61% of the shares outstanding) were voted.

The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.

Item 1 – The ConnectOne Merger Proposal

The Company’s shareholders approved the ConnectOne Merger Proposal.

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
28,739,969	125,474	4,459	N/A

Item 2 - ConnectOne Adjournment Proposal

As sufficient votes were cast in favor of Item 1, Item 2 was not acted upon at the Special Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Information About the Merger

In connection with the proposed Merger with BKJ, the Company filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (file no. 333-233991) registering the shares of the Company’s common stock to be issued in connection with the Merger. The registration statement includes a joint proxy statement/prospectus of BKJ and the Company which was sent to the shareholders of BKJ and the Company seeking their respective approval of the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, BKJ AND THE PROPOSED TRANSACTION.

A free copy of these documents, as well as other filings containing information about the Company and BKJ, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at the “Investor Relations” section of the Company’s web site at www.connectonebank.com or from BKJ at the “Investor Relations” section of BKJ’s website at www.bonj.net. Copies of the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to ConnectOne Bancorp, Inc., 301 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, Attention: Laura Criscione, Corporate Secretary or to Bancorp of New Jersey, Inc., 1365 Palisade Ave, Fort Lee, New Jersey 07024, Attention: Corporate Secretary.

Forward-Looking Statements

All non-historical statements in this report (including, without limitation, statements regarding the timing of the closing of the Merger) constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made. Except to the extent required by applicable law or regulation, ConnectOne and BKJ assume no duty to update forward-looking statements. In addition to factors previously disclosed in ConnectOne’s and BKJ’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements: ability to meet closing conditions to the acquisition; delay in closing the acquisition; difficulties and delays in integrating BKJ’s business or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in ConnectOne’s stock price before closing, including as a result of the financial performance of BKJ prior to closing; the reaction to the transaction of the companies' clients, customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Further information regarding the ConnectOne, BKJ and factors which could affect the forward-looking statements contained herein can be found in ConnectOne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the SEC, and in BKJ’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	December 9, 2019	CONNECTONE BANCORP, INC.

		By	/s/ William S. Burns
William S. Burns
Executive Vice President and
Chief Financial Officer